UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 26, 2013

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, FL	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Amendments to Change in Control Agreements

On February 21, 2013, Office Depot, Inc. (the “Company”) amended its existing change in control agreements with each of Michael Newman, Elisa Garcia and Steve Schmidt. The agreements were amended to provide that (i) the completion (the “Closing”) of the transactions contemplated by the Agreement and Plan of Merger, dated as of February 20, 2013, by and among the Company, Dogwood Merger Sub Inc., Dogwood Merger Sub LLC, Mapleby Holdings Merger Corporation, Mapleby Merger Corporation and OfficeMax Incorporated will be deemed to constitute a “change in control” within the meaning of such change in control agreements; (ii) the severance protection period under the change in control agreements will be deemed to continue until the second anniversary of the Closing should the employee remain employed through the date of Closing; and (iii) in the event of a termination of employment without cause or resignation for good reason prior to the Closing, and the Closing subsequently occurs, severance benefits will be triggered.

Omnibus Amendment to Outstanding Equity and Long-Term Incentive Awards

On February 21, 2013, the Company entered into an omnibus amendment (the “Omnibus Amendment”) which provides that, except as otherwise determined by the Company or provided under an award agreement, each outstanding award under its 2007 Long-Term Incentive Plan (the “2007 Plan”) and its 2010, 2011 and 2012 Long-Term Incentive Cash Plans for Officers and Directors (the “LTICPs”) will be amended to provide that (i) in the event of the award holder’s involuntary termination without cause or resignation for good reason (as applicable) during the two year period following the Closing, any such award, to the extent then outstanding, will become fully vested and (ii) in the case of any performance-based awards that become vested pursuant to the preceding clause, the vesting of such awards will be deemed to occur (x) at “target” level in the case of any award for which the performance period has not yet been completed at the time of termination and (y) based on actual performance results in the case of any award for which the performance period has been completed at or prior to the time of termination. The Omnibus Amendment will not apply to any of Neil Austrian’s outstanding awards and will also not apply to the final one-third vesting tranche of the equity awards granted to executive officers on February 18, 2013 which is scheduled to vest in 2016.

The foregoing summaries of the amendments to the change in control agreements and the Omnibus Amendment do not purport to be complete and are qualified in their entirety by reference to the form of letter agreement amending the applicable change in control agreement and the Omnibus Amendment, copies of which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

ITEM 8.01	OTHER EVENTS.

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 8.01 by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1	Form of Letter Agreement (amending the Change in Control Agreements with each of Michael Newman, Elisa Garcia and Steve Schmidt).

Exhibit 10.2	Office Depot Omnibus Amendment to Outstanding Equity and Long-Term Incentive Awards.

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the Company’s proposed merger with OfficeMax Incorporated or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The Company will file with the SEC a registration statement on Form S-4 that will include the Joint Proxy Statement of Office Depot and OfficeMax Incorporated (“OfficeMax”) that also constitutes a prospectus of Office Depot. Office Depot and OfficeMax plan to mail the Joint Proxy Statement/Prospectus to their respective shareholders in connection with the transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OFFICE DEPOT, OFFICEMAX, THE TRANSACTION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Office Depot and OfficeMax through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed by Office Depot with the SEC by contacting Office Depot Investor Relations at 6600 North Military Trail, Boca Raton, FL 33496 or by calling 561-438-3657, and will be able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed by OfficeMax by contacting OfficeMax Investor Relations at 263 Shuman Blvd., Naperville, Illinois 60563 or by calling 630-864-6800.

PARTICIPANTS IN THE SOLICITATION

The Company and OfficeMax and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of the Company and OfficeMax in respect of the transaction described the Joint Proxy Statement/Prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of the Company and OfficeMax in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement/Prospectus when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 29, 2012 and its Proxy Statement on Schedule 14A, dated March 15, 2012, which are filed with the SEC. Information regarding OfficeMax’s directors and executive officers is contained in OfficeMax’s Annual Report on Form 10-K for the year ended December 29, 2012 and its Proxy Statement on Schedule 14A, dated March 20, 2012, which are filed with the SEC.

THE COMPANY SAFE HARBOR STATEMENT

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the Company, the merger and other transactions contemplated by the merger agreement, the Company’s long-term credit rating and its revenues and operating earnings. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to the Company, based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of the Company’s control. Therefore, investors and shareholders should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include adverse regulatory decisions; failure to satisfy other closing conditions with respect to the merger; the risks that the new businesses will not be integrated successfully or that the Company will not realize estimated cost savings and synergies; the Company’s ability to maintain its current long-term credit rating; unanticipated changes in the markets for its business segments; unanticipated downturns in business relationships with customers or their purchases from the Company; competitive pressures on the Company’s sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; new laws and governmental regulations. The foregoing list of factors is not exhaustive. Investors and shareholders should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business described in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the SEC. The Company does not assume any obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE DEPOT, INC.

Date: February 26, 2013	By:	/s/ Elisa D. Garcia C.
Elisa D. Garcia C.
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit 10.1	Form of Letter Agreement (amending the Change in Control Agreements with each of Michael Newman, Elisa Garcia and Steve Schmidt).

Exhibit 10.2	Office Depot Omnibus Amendment to Outstanding Equity and Long-Term Incentive Awards.